[CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE COMMISSION]

                      BOVINE VACCINE DISTRIBUTION AGREEMENT

     This Agreement is entered as of the 13th day of February, 1998 (the "Effective Date"), by and between DIAMOND ANIMAL HEALTH, INC., an Iowa corporation with offices at 2538 S.E. 43rd Street, Des Moines, Iowa, 50317, ("Diamond") and AGRI LABORATORIES, LTD., a Delaware corporation, with offices at 20927 State Route K, St. Joseph, Missouri, 64505 ("Distributor").

     WHEREAS, Diamond has the right to certain bovine antigens described on Exhibit A attached hereto and certain USDA and other licenses (and applications therefor) for the manufacture of such antigens and the right to enter into this distribution agreement as to them; and

     WHEREAS, Distributor desires to purchase Products from Diamond, to be marketed under private label brand names as Distributor deems appropriate pursuant to the terms of this Agreement.

     NOW, THEREFORE, the parties agree as follows:

SECTION 1. PRODUCTION, SALE AND DISTRIBUTION

1.01 Manufacture and Sale. Diamond agrees to manufacture and sell to Distributor, and Distributor agrees to purchase from Diamond, Products and additional products as referenced herein for distribution in the Territory pursuant to and in accordance with the terms and conditions of this Agreement.

1.02 Exclusivity.  Distributor's distribution rights under this Agreement shall be exclusive worldwide for all Products identified on Exhibit A attached hereto and additional Products added pursuant to Section 2, except as set forth in this paragraph. Notwithstanding the foregoing,
     (i) Distributor's rights under this Agreement shall be non-exclusive for distribution in Canada for all Products; (ii) Distributor shall have no distribution rights outside the United States for any Products containing Biostar antigens listed on Exhibit C, without the prior written consent and agreement of Biostar (it being understood that
     Diamond does not have rights to such Biostar antigens outside the United States); (iii) Distributor shall not have any right to distribute
     Products consisting of the Biostar antigens listed on Exhibit C in combination with any antigens other than the viral antigens listed on Exhibit A, without the prior written consent and agreement of Biostar;
     (iv) Distributor acknowledges that Biostar has exclusive rights to distribute in Canada the product combinations (and lesser fallout products containing Biostar antigens) described in Exhibit C; (v)
     Diamond and its Affiliates may sell, have sold and otherwise distribute to Biostar without restriction the individual Biostar antigens listed in Exhibit C; (vi) Diamond and its Affiliates may sell, have sold and otherwise distribute to Boehringer Ingelheim without restriction the individual antigens and monovalent vaccines (i.e., a vaccine containing a single bovine antigen) listed on Exhibit B; and (vii) Diamond and its Affiliates may sell, have sold and otherwise distribute to BTI without any restriction biological veterinary products containing antigens specified in Exhibit D to be used in solid dose configurations or using
     [   ***    ] technologies.  From the beginning date of the second Contract
     Year, Distributor shall have twenty-four (24) months to submit an application to any foreign jurisdiction for the registration of any one or more Products or future products and twenty-four (24) months after obtaining approval of the registration to begin marketing the registered Product. If Distributor fails to submit a timely application for the registration of any one or more Products or additional Products, or if Distributor submits a timely application and obtains an approved registration but fails to timely market the Product, then Distributor shall forfeit its Exclusive License rights to foreign markets but shall maintain its Exclusive License rights in the United States.

     It is furthermore recognized by the parties hereto that parties will make good faith efforts to hereafter negotiate fair and equitable agreements as between them for the sale of bulk antigens to other vaccine companies which sales should be included in the Qualified Revenue requirements as set forth in Section 1.04(ii). If the parties hereto cannot agree for the sale of Bulk Antigens to other vaccine companies, then Diamond shall be prohibited from making any Bulk Sales, except as set forth in Section 1.02.

1.03 Territory. Distributor is authorized to sell, have sold and otherwise distribute Products and additional products added pursuant to Section 2 hereafter collectively referred to as "All Products" worldwide limited only as provided in Section 1.02.

1.04 Purchase of Requirements; Minimum Purchases.

     (i) Requirements. Distributor agrees to purchase its total requirements of Products from Diamond for bovine veterinary biologic products of the type described on Exhibit A but only to the extent Diamond has the Products reasonably available for Distributor's delivery directions that conform to Section 4 hereof. Distributor may purchase any additional requirement from any source, but only during such period that Diamond is unable to meet such requirements and the reasonable costs thereof shall be included in Minimum Qualified Revenues for purposes of Section 1.04(ii).

*** Confidentail Treatment Requested

     (ii) Minimums. During the term of this Agreement Distributor shall cause the Qualified Revenues for each Contract Year to equal or exceed the following amounts (the "Minimum Qualified Revenue").

                                        Minimum
          Contract Year                 Qualified
          as defined in 13.06           Revenues
          --------------------          -------------------
          1st                            [   ***          ]
          2nd                           $[   ***          ]
          3rd                           $[   ***          ]
          4th                           $[   ***          ]
          5th and thereafter            $[   ***          ]

         provided, however, that Distributor may permit the Qualified Revenues to be less than the Minimum Qualified Revenue in any Contract Year and in lieu thereof pay to Diamond an amount equal to the difference between such Minimum Qualified Revenue and the actual Qualified Revenues for such Contract Year (the "Additional Payment"). If an Additional Payment is due hereunder for any Contract Year, which payment shall be due and payable thirty (30) days after the end of such Contract Year, Distributor may elect by written notice to Diamond within thirty (30) days after the end of such Contract Year, in lieu of paying such Additional Payment, to terminate Distributor's exclusivity rights under Section 1.02 of this Agreement. Distributor's distribution rights shall continue on a nonexclusive basis subject to all the remaining terms of this Agreement not inconsistent therewith, which shall remain in full force and effect.

1.05 Responsibilities of Distributor; Diamond Technical Support. Distributor shall use reasonable efforts to market and sell Products in the

*** Confidential Treatment Requested

     Territory and shall adhere to reasonable industry practice in connection therewith. Distributor shall be responsible, at its sole expense, for advertising and promotion, technical support and customer service. At Distributor's request, Diamond shall provide reasonable technical support for Distributor's marketing, sales and customer service efforts, and shall pay the support costs thereof.

1.06 Registration and Licensing. Diamond shall use reasonable efforts to obtain Licenses in the United States with respect to all Products and will pay all Registration Costs associated with obtaining and maintaining such Licenses, except as set forth in Section 2.02. Diamond will use reasonable efforts to assist Distributor in the registration of Products (bulk or packed form) outside the United States at Distributor's expense. Distributor shall pay all Registration Costs associated with obtaining and maintaining any Licenses required in the Territory outside the United States and said cost shall be included in the Qualified Revenue requirements as set forth in
     Section 1.04(ii).

1.07 Specifications. Diamond and Distributor agree that all Products will be manufactured in accordance with the Specifications and applicable USDA regulations. The Specifications may be changed at any time by mutual agreement of the parties, subject to applicable regulatory requirements, notices and approvals. Any disagreement concerning revisions to the Specifications shall be first addressed by mutual discussion and negotiation. Except to the extent the parties may otherwise agree in writing, any increases in costs resulting from Specification changes (including, but not limited to, those relating to packaging and raw materials) may be reflected in a direct cost increase to the Purchase.

1.08 Labeling; Trademarks. Diamond shall affix labeling to all Products, such labeling to bear one or more Distributor trademarks, as specified in writing by Distributor. Nothing contained herein shall give Diamond any right to use any Distributor trademark except on all Products manufactured and delivered for Distributor. Diamond shall not obtain any right; title or interest in any Distributor trademark by virtue of this Agreement Distributor shall not use, nor shall Distributor obtain any right, title or interest in, any Diamond trademark or any [ *** ] trademark, including without limitation "Pneumo-Star," "Somnu-Star" and "Somnu-Star PH." All Product labeling shall in addition to the Distributor trademark, contain the notation "Manufactured by Diamond Animal Health, Inc." with its address or such similar notation as may be necessary or advisable under applicable law, and shall contain the notation "Distributed by Agri Laboratories, Inc.," with its address. Distributor shall cause All Product labeling to contain only such claims as are permitted under applicable Licenses for such Products and to otherwise comply with applicable law. All labeling and packaging of All Products shall be subject to the prior written approval of both parties, which shall not be unreasonably withheld.
     Diamond will order quantities of labeling and packaging sufficient to perform its obligations hereunder in its reasonable discretion. Distributor shall be responsible for the costs of developing and changing packaging for All Products, including costs of obsolete labeling and packaging due to changes requested by Distributor but only those occurring after initial License for the same. Furthermore, Diamond shall be responsible for the cost occasioned by any changes required by a government agency.

1.09 Location of Manufacture. All Products shall be manufactured by Diamond at its plant located in Des Moines, Iowa.

SECTION 2. ADDITIONAL PRODUCTS

2.01 Additional Products. At Distributor's request, additional Products may be added to Exhibit A to this Agreement, providing for additional combinations of the antigens listed in Exhibit A and/or combinations of such antigens and new antigens specified by Distributor. Diamond shall have the right, in its discretion, to approve or disapprove any such additional Products and if approved, to establish reasonable Purchase Prices therefor. Any such approved additional Products and the Purchase Prices therefor shall be set forth in an amended Exhibit A signed by both parties to be collectively known as "All Products". Any such approved additional product shall be included in the requirements of
     Section 1.04(ii).

2.02 Registration Costs; Ownership. Distributor shall advance to Diamond the Registration Costs for any additional Products approved pursuant to Section 2.01, which are added at Distributor's request. Each of Distributor and Diamond shall retain ownership of any antigens it supplies for any such additional Products and the addition of additional Products to Exhibit A shall not be deemed to transfer any right, title, interest or license in or to the antigens supplied by either party to the other party for such Products, except as necessary to manufacture and sell Products under this Agreement. Each of Distributor and Diamond shall retain joint ownership of any jointly produced antigens developed by the parties hereto, and the addition of said Products to Exhibit A shall not be deemed to transfer any right, title, interest or license in or to the jointly developed antigens or Products, except as necessary to manufacture and sell Products under this Agreement. It is contemplated that a separate agreement would be entered into for the joint development of antigens or Products between the parties hereto.

SECTION 3. PRICE; PAYMENT

3.01 Purchase Prices. Distributor agrees to purchase the Products at prices shown in Exhibit A hereto, subject to adjustment from time to time as specified below (the "Purchase Price"). All prices are F.O.B. Diamond's manufacturing plant and are exclusive of taxes, freight and insurance, if any, which shall be invoiced to and paid by Distributor.

3.02 Annual Price Adjustment. Purchase Prices for each Product set forth in Exhibit A shall be in effect for Products having specified delivery dates during the first Contract Year. Purchase Prices to be in effect for Products to be delivered in each subsequent Contract year shall be negotiated by the parties in good faith, taking into account factors including, but not limited to, cost changes, volume changes and plant utilization. In the event that Purchase Price changes are not agreed upon as a result of such good faith negotiations, then the Purchase Prices in effect for the preceding Contract Year shall remain in effect.

3.03 Cost Increases. Diamond may also notify Distributor in writing during any Contract Year of any cost increases for raw materials and packaging components for All Products to the extent such increases, individually or in the aggregate, would cause total finished cost of goods of such Product to increase by more than 2%. Upon Distributor's request, Diamond will furnish reasonable supporting documentation therefor. Upon such notification, the parties shall negotiate in good faith to adjust the applicable Purchase Prices to account for such increases. In the event that Purchase Price changes are not agreed upon as a result of such good faith negotiations, then the Purchase Prices then in effect shall remain in effect.

3.04 Payment Terms. Diamond shall notify Distributor of the date when Products are ready for shipment. Diamond shall invoice the Distributor for Products on the later of (i) the date Diamond notifies Distributor that the Products are ready for shipment or (ii) the delivery date specified in Distributor's purchase order accepted by Diamond. Diamond shall invoice Distributor for the Additional Payment, if any, within thirty (30) days after the end of any Contract Year for which it is due. Diamond shall invoice Distributor for Registration Costs, Support Costs and other amounts payable by Distributor under this Agreement, if applicable, monthly as incurred. Payment terms shall be net 30 days from the date of each such invoice. An interest charge of one and one-half percent (1 1/2 %) per month or portion of a month shall be charged for late payments. Diamond shall be entitled to place Distributor on shipment hold and otherwise suspend performance under this Agreement if Distributor shall be materially late or in default of its payment obligations.

3.05 Packaging. Purchase Prices include packaging for bulk palletized shipment for Distributor by common carrier for next-day delivery. Distributor shall pay to Diamond the additional charges for labor and materials costs for special or additional packaging or shipping requested by Distributor.

SECTION 4. FORECASTS; ORDER PROCEDURES; DELIVERIES

4.01 Firm Orders. Except to the extent that the parties otherwise agree in writing with regard to a particular order, Distributor shall submit to Diamond a firm written purchase order or orders specifying the types, quantities and delivery dates and instructions of Products that it desires to purchase at least five (5) months prior to the requested delivery date(s). Diamond will review each purchase order within five
     (5) business days of receipt and either issue in writing its confirmation or its proposal for changes and modifications for delivery to accommodate, to the extent reasonable, Diamond's scheduling requirements. Diamond will use reasonable commercial efforts to accommodate and to minimize changes and modifications to the delivery dates requested by Distributor. Each purchase order shall be binding on Distributor upon written confirmation by Diamond or, if Diamond has made a proposal for changes or modifications to delivery, upon Distributor's written acceptance of such changes or modifications; provided, that no material modification or change will become effective after confirmation without the written approval of both parties. Diamond agrees that with respect to Products covered by a purchase order confirmed by it in writing, the Products shall be available for shipment on the specified delivery dates, except to the extent it is prevented from doing so due to conditions beyond its reasonable control as provided in Section 8. The applicable delivery schedules shall be suspended during any period that Products have been selected for testing by a regulatory authority.

4.02 Standard Batch Size. Distributor will order Products in standard batch sizes as shown on Exhibit A. If specified order amounts for Distributor would result in a batch which is thirty percent (30 %) or more below the applicable standard batch size set forth in Exhibit A, Diamond will so notify Distributor and at Distributor's option (i) the parties will mutually agree to an increased Purchase Price for such Products; (ii) Distributor will agree to accept and pay for the entire standard batch size of the ordered Products or (iii) Distributor may submit a revised purchase order for a quantity of Products within the permitted parameters.

4.03 Forecasts. Within 15 days after the date hereof Distributor will furnish Diamond a written forecast of the quantities and types of Products that the Distributor anticipates it will order from Diamond during each of the anticipated first twelve (12) months of this Agreement. Thereafter, within fifteen (15) days after the first day of each calendar quarter during the term of this Agreement, Distributor will also furnish to Diamond revised written estimates of the quantities it anticipates it will order during each month of the succeeding twelve (12) month period. Such forecasts will not be deemed binding commitments, but are for the purpose of enabling Diamond to more effectively schedule the use of its facilities.

4.04 Delivery; Title. Diamond shall ship the Products at the Distributor's expense and in accordance with Distributor's written instructions. Written shipping instructions shall be provided by Distributor in each purchase order or not later than two (2) days prior to the specified delivery date. Title and risk of loss of the Products shall pass to the Distributor upon receipt of the Products at the location directed by Distributor.

4.05 Warehousing . Diamond agrees to store the Products as required by the Distributor for a period of not to exceed thirty (30) days from the later of (i) the date Diamond notifies Distributor the Products are ready for shipment or (ii) the delivery date specified in Distributor's purchase order accepted by Diamond. With respect to Products that are not picked up by the common carrier designated by Distributor's shipping instructions within thirty (30) days from the date Diamond notifies Distributor the Products are ready for shipment, Diamond shall charge a warehousing fee of one and one-half percent (1 1/2%) of the invoice amount per month or portion thereof until such Products are shipped.

4.06 Order of Precedence. In the event of conflict between the typewritten terms of Distributor's purchase orders and the terms and conditions of this Agreement, the order of precedence shall be first, the typewritten terms of Distributor's accepted purchase orders and then this Agreement. All other terms and conditions contained in Distributor's and Diamond's standard form purchasing and selling documents shall be disregarded.

SECTION 5. LABEL CODES: QUALITY ASSURANCE; DATING

5.01 Label Codes. Diamond shall code all labels affixed to each unit of the packaged Products to identify the Product batch. Distributor shall not remove or obliterate label codes or patent marking on any Products.

5.02 Product Analysis . Prior to shipping any Product for the Distributor, Diamond shall analyze the Product for the purpose of determining whether it conforms with the Specifications.

5.03 Audit. Once during each Contract Year, Diamond shall provide to Distributor reasonable access, during normal business hours, upon reasonable notice to Diamond's manufacturing facilities to permit Distributor to examine, audit and copy Diamond's records with respect to manufacture, quality control and regulatory compliance of the Products, at Distributor's sole expense. Such audit rights shall not extend to financial and other records of Diamond not pertinent hereto.

5.04 Dating. Unless otherwise approved by Distributor prior to shipment, Products will have a dating at time of shipment as follows; provided, that in the event that retesting is required for a Product, the minimum dating otherwise required shall be reduced by a period of sixty (60) days:

      (i) Products released for sale with twenty-four (24) months dating will be shipped for Distributor with a minimum of twenty (20) months dating remaining.

     (ii) Products released for sale with eighteen (18) months dating will be shipped for Distributor with a minimum of fourteen (14) months dating remaining.

    (iii) Products released for sale with twelve (12) months dating will be shipped for Distributor with a minimum of eight (8) months dating remaining.

5.05 Outdates. Should Product remain undistributed beyond the date permitted by regulation or other government agency requirement, Diamond will accept redelivery to it at Distributor's shipping costs, with Distributor to receive credit for same at the price paid to Diamond up to a maximum cumulative credit of 1 % of the aggregate Purchase Prices of the products ordered for shipment within a Contract Year, to be included in the calculation of the Qualified Revenue Requirement in
     Section 1.04 (ii). Diamond agrees to destroy said returned Product at its cost and in compliance with all regulatory requirements.

SECTION 6. TERM; TERMINATION

6.01 Term. The initial term of this Agreement shall be for a period commencing on the Effective Date and ending on the fifth (5th) anniversary of the end of the first Contract Year. This Agreement shall automatically renew thereafter for additional renewal terms of one year each, unless either party gives at least twelve (12) months prior written notice to the other that it does not wish to renew this Agreement.

6.02 Termination for Breach. Subject to the provisions of Section 8, if either party shall breach any material obligation required under this Agreement the other party may give written notice of its intention to terminate this Agreement describing in reasonable detail the breach. If the breaching party fails to remedy such material breach within thirty
     (30) days (ninety (90) days in the case of any failure by Diamond to deliver any Product) following such written notice, or if such breach is not reasonably capable of cure within such thirty (30)-day or ninety
     (90)-day period, as the case may be, and the breaching party fails to commence cure procedures within such thirty (30)-day or ninety (90)-day period and diligently prosecute such procedures until the breach is cured, then the non-breaching party may, in addition to all other remedies available at law or in equity, terminate this Agreement forthwith upon written notice.

6.03 Performance on Termination. Upon termination of this Agreement, (i) Products manufactured pursuant to confirmed purchase orders shall be delivered no later than the requested delivery dates in the approved purchase order and Distributor shall pay Diamond therefor as provided in
     Section 3.04 (provided, that prepayment shall be required upon termination due to Distributor's payment default); (ii) all raw materials furnished by Distributor shall be returned at Distributor's expense; and (iii) all reasonable costs of unused raw materials, containers, labeling and packaging previously ordered by Diamond in its reasonable discretion and not reusable for other purposes by Diamond shall be paid by Distributor.

SECTION 7. REPRESENTATIONS AND WARRANTIES; NOTIFICATIONS

7.01 Of Diamond.  Diamond represents and warrants to Distributor that:

     (i) the Products delivered to Distributor hereunder shall conform to the Specifications and all other requirements and shall be free from material defects in workmanship and materials through their respective expiration dates;

     (ii) the execution and delivery of this Agreement by Diamond, and the performance of its obligations hereunder, do not require the consent of any third party and will not violate, with or without notice, the lapse of time or both, any agreement, contract, license or permit to which Diamond is a party or its organizational documents; and

     (iii)prior to delivery of any Product hereunder it will have, and will thereafter maintain, all required manufacturing establishment designations, permits and Licenses required to perform its obligations with respect to such Product under this Agreement.

7.02 Of Distributor.  Distributor represents and warrants to Diamond that:

     (i) the execution and delivery of this Agreement by Distributor, and the performance of its obligations hereunder, do not require the consent of any third party and will not violate, with or without notice, the lapse of time or both, any agreement, contract, license or permit to which Distributor is a party or its organizational documents; and

     (ii) it has, and will maintain, all permits and licenses required to perform its obligations under this Agreement and Products distributed hereunder will bear labels conforming to the requirements of this Agreement.

7.03 Non-Conforming Products. The Distributor shall have 30 days after receipt of the Product to inspect the Product for gross visual defects and reject the same. If the Product is rejected, written notice must be given to Diamond no later than 30 days after receipt by the Distributor. The parties within 30 days after rejection will endeavor in good faith negotiations to determine whether or not the Product conforms to Diamond's warranties. If the parties conclude it does conform, it will be treated as conforming in all respects under this Agreement with time requirements to be adjusted to cover the time required by this process. If the parties conclude it does not conform with Diamonds warranties in
     Section 7.01 (i), at the Distributor's option, (i) Diamond shall be relieved of any obligation to deliver any Product with respect to the non-conforming shipment and in such case Diamond shall credit against future purchases by Distributor the purchase price of such non-conforming Product paid by Distributor together with any shipping costs paid by the Distributor for delivery of such non-conforming Product, or (ii) Diamond shall replace the non-conforming Product with substitute Product which conforms with said warranties, within the time agreed to by both parties, in which case the Distributor shall pay to Diamond amounts in accordance with Section 3 hereof based on the substitute shipment, net of the purchase price and shipping costs, if any, previously paid by Distributor for such non-conforming Products. The nonconforming Product shall become the property of and be returned to Diamond at Diamond's expense. Diamond shall dispose of such Product at its own expense according to all appropriate regulations. The Purchase Price of nonconforming product shall be treated as Minimum Qualified Revenue in the Contract Year the product is ordered for shipment.

7.04 Recall. Diamond shall replace Product at no cost to the Distributor to complete any Product recall or stop-sale required by a subsequent determination that the Product (i) was not produced in accordance with Specifications when released to the Distributor, (ii) failed to remain in compliance with Specifications through the dating period of such Product, (iii) contained any material defect in workmanship and materials not detectable by Distributor's inspection testing, or (iv) was not produced in compliance with applicable USDA regulations. The reasonable costs of any such recall or stop-sale shall be borne by Diamond. Any such recall or stop-sale shall be conducted in accordance with USDA Veterinary Services Memorandum No. 800.57 or any successor regulations. The Distributor shall be responsible for all other recalls related to marketing, handling or storage of Product by Distributor or its agents, including voluntary recalls made by Distributor. Minimum Qualified Revenue for any Contract Year shall include the Purchase Price for product recalled under the first sentence of this Section 7.04.

7.05 Exclusive Remedy. THE REMEDIES DESCRIBED IN THIS AGREEMENT ARE EXCLUSIVE AND IN LIEU OF ANY 0THER REMEDY DISTRIBUTOR WOULD OTHERWISE HAVE AGAINST DIAMOND WITH RESPECT TO DEFECTIVE PRODUCTS OR ANY BREACH OF DIAMOND'S LIMITED WARRANTY UNDER SECTION 7.01 (i) OF THIS AGREEMENT; PROVIDED, THAT THIS SECTION SHALL NOT LIMIT DIAMOND'S INDEMNITY OBLIGATION SET FORTH IN SECTION 11 WITH RESPECT TO THIRD PARTY CLAIMS.

7.06 Limitations.

     (i) EXCEPT AS EXPRESSLY SET FORTH IN THIS SECTION 7, DIAMOND MAKES NO WARRANTIES, EXPRESSED OR IMPLIED, CONCERNING TECHNOLOGY, GOODS, SERVICES, RIGHTS OR THE MANUFACTURE AND SALE OF PRODUCTS, AND HEREBY DISCLAIMS ALL WARRANTIES, INCLUDING WITHOUT LIMITATION ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR USE OR PURPOSE OR NONINFRINGEMENT WITH RESPECT TO ANY AND ALL OF THE FOREGOING.

     (ii) IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY OR ANY THIRD PARTY FOR LOST PROFITS, LOSS OF GOODWILL, OR ANY SPECIAL, INDIRECT, CONSEQUENTIAL OR INCIDENTAL DAMAGES, HOWEVER CAUSED, ARISING UNDER ANY THEORY OF LIABILITY. THIS LIMITATION SHALL APPLY EVEN IF A PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, AND NOTWITHSTANDING ANY FAILURE OF ESSENTIAL PURPOSE OF ANY LIMITED REMEDY.

     (iii) THE WARRANTY IN SECTION 7. 01 (i) WILL NOT APPLY TO THE EXTENT OF ANY DEFECTS CAUSED BY IMPROPER OR INADEQUATE HANDLING OR STORAGE OF PRODUCTS AFTER SHIPMENT BY DIAMOND OR FAILURE OF ANY RAW MATERIALS SUPPLIED BY DISTRIBUTOR.

7.07 Notifications.

     (i) Of Diamond. Diamond agrees that it will promptly notify the Distributor in writing of any contact, claim or other communication by any entity or agency that relates to, or may relate to, Diamond's ability to perform its responsibilities herein. Any communication (other than routine regulatory filings, notices and reports and other non-adverse communications), either initiated by Diamond or by the USDA, that references a Product in this Agreement or the submission of any such Product will immediately be brought in writing to the attention of the Distributor.

     (ii) Of Distributor. Distributor agrees that it will promptly notify Diamond in writing of any contact, claim or other communication by any entity or agency that relates to, or may relate to, Distributor's ability to perform its responsibilities herein. Any communication (other than routine regulatory filings, notices and reports and other non-adverse communications), either initiated by Distributor or by the USDA, that references a Product in this Agreement or the submission of any such Product will immediately be brought in writing to the attention of Diamond.

SECTION 8. FORCE MAJEURE

8.01 Force Majeure. No party shall be held liable or responsible for failure or delay in fulfilling or performing any obligation of this Agreement in case such failure or delay is due to Acts of God, strikes or other labor disputes, governmental regulations or actions (not otherwise the responsibility of the parties), inability to obtain material, labor, equipment or transportation, or any other condition beyond the reasonable control of the affected party, provided such party has taken reasonable steps to avert such causes or conditions. Each party agrees to give the other party prompt written notice of the occurrence and the nature of any such condition or act,, and the extent to which the affected party will be unable to fully perform its obligation hereunder. Each party further agrees to use all reasonable efforts to correct the condition as quickly as possible.

8.02 Right to Terminate. If, as a result of causes or conditions described in this Section, either party is unable to perform substantially all of its material obligations hereunder for any consecutive period of three
     (3) months, the other party shall have the right to terminate this Agreement upon at least thirty (30) days prior written notice.

SECTION 9. CONFIDENTIAL INFORMATION

9.01 Non-Disclosure. All Confidential Information disclosed hereunder shall remain the property of the disclosing party and shall be maintained in confidence and not disclosed by the receiving party to any person except to officers, employees, and consultants to whom it is necessary to disclose the information for the purpose of performing and enforcing this Agreement. Each party shall take all steps it would normally take to protect its own Confidential Information to ensure that the received Confidential Information shall be maintained in confidence and not disclosed, but in no event less than reasonable care.

9.02 Use. Unless otherwise agreed in writing, all Confidential Information disclosed hereunder shall be used by the parties only pursuant to and in accordance with this Agreement.

9.03 Exceptions. The obligations of Diamond and Distributor under this paragraph shall not apply to:

     (i) Information which, at the time of disclosure, is in the public domain or thereafter comes within the public domain other than as a result of breach of this Agreement; or

    (ii) Information which either party can establish was in its possession at the time of disclosure; or

   (iii) Information which was received from a third party not under an obligation of confidentiality; or

    (iv) Information which either party can establish was independently developed without reference to the information received hereunder.

9.04 Termination; Survival. Upon termination of this Agreement, Diamond and Distributor agree upon written request to return to the other all written or other physical embodiments of the other's Confidential Information, except for one record copy. The obligations under this paragraph shall be binding on any affiliate, parent, subsidiary, successor or assign of Diamond or Distributor as if a party to the Agreement. The obligations of confidentiality and non-use of the Confidential Information under this Agreement shall, continue throughout the term of this Agreement and for a period of two (2) years following the termination or expiration of this Agreement.

9.05 Confidentially of Agreement. Except to the extent required by law, neither party shall disclose to third parties the terms of this Agreement or the negotiations giving rise to this Agreement.

SECTION 10. OWNERSHIP OF INTELLECTUAL PROPERTY

Any and all design, patent, copyright and other relevant ownership and other rights in and to the intellectual property aspects of the Products which are the subject of this Agreement and all modifications, adjustments, changes and derivatives thereto and thereof (collectively, the "Rights") shall belong exclusively to Diamond, except as otherwise agreed in writing with respect to additional Products added to this Agreement pursuant to Section 2. Distributor agrees that it does not have, and will not claim, any Rights in any Product delivered pursuant to this Agreement or aspect thereof, except as so agreed in writing. Diamond. shall own the raw materials and Products, subject to any security interest, until title passes pursuant to Section 4.04.

SECTION 11. INDEMNIFICATION

11.01 By Diamond. Diamond hereby agrees to defend, indemnify and hold Distributor, its directors, officers, employees, agents and Affiliates harmless from and against any loss, claim, action, damage, expense or liability (including defense costs and attorneys' fees) resulting from any third party claim or suit arising out of or relating to Diamond's failure to manufacture a Product in compliance with its Specifications; provided, however, that the foregoing indemnity obligations shall not apply where such claim is the result of the willful misconduct or negligent act of Distributor or its Affiliates, and there shall be apportionment in accordance with responsibility when such obligation derives in part from such acts of Diamond and in part from such acts of Distributor and its Affiliates.

11.02 By Distributor. Distributor hereby agrees to defend, indemnify and hold Diamond, its directors, officers, employees, agents and Affiliates harmless from and against any loss, claim, action, damage, expense or liability (including defense costs and attorneys' fees) resulting from any third party claim or suit arising out of or relating to the use, sale or distribution of any of the Product manufactured in conformity with the Specifications, including, but not limited to any warranty for the Products extended by Distributor other than the warranties given by Diamond in Section 7.01(i) above and any of the claims identified in
     Section 7.06(i) above; provided, however, that the foregoing indemnity obligation shall not apply where such claim is solely the result of the willful misconduct or negligent act of Diamond or its Affiliates and there shall be apportionment in accordance with responsibility when such obligation derives in part from acts of Distributor and in part from such acts of Diamond and its Affiliates.

11.03 Procedures. In the event that a third-party claim is made or third-party suit is filed for which either party intends to seek indemnification from the other party pursuant to this Section 11, the party seeking indemnification (the "Indemnitee" shall promptly notify the other party (the "Indemnitor")of said claim or suit. The Indemnitor shall have the right to control, through counsel of its choosing, the defense of such third-party claim or suit, but may compromise or settle the same only with the consent of the Indemnitee, which consent shall not be unreasonably withheld. The Indemnitee shall promptly consult in good faith with the Indemnitor with respect to any proposed settlement. The Indemnitee shall cooperate fully with the Indemnitor and its counsel in the defense of any such claim or suit and shall make available to the Indemnitor any books, records or other documents necessary or appropriate for such defense. The Indemnitee shall have the right to participate at the Indemnitee's expense in the defense of any such claim or suit through counsel chosen by the Indemnitee.

11. 04    Insurance.  Diamond and Distributor will each Maintain product liability insurance covering their individual performance of their obligations hereunder with a minimum limit of liability of Two Million Dollars ($2,000,000) in the aggregate. Each party will maintain insurance to protect themselves and the other from claims under any workers compensation acts and from any other damages from personal injury including death, which may be sustained by the said parties, their agents, servants or employees and the general public and/or claims of property damage which might be sustained from any one of them due to the negligence of the parties. Each party shall furnish the other with a certificate of insurance.

11.05 Survival. The provision of Sections 11.01 through 11.03 shall survive the expiration or termination of this Agreement.

SECTION 12. MISCELLANEOUS

12.01 Notices. All notices or other communications provided for in this Agreement shall be in writing and shall be considered delivered upon the earliest of actual receipt, or personal or courier delivery, or sending by facsimile with confirmation of receipt in good order requested and received, or on the fourth business day after they are deposited in the United States mail, certified first class or air mail postage prepaid, return receipt requested, addressed to the respective parties as follows:

       (i) If to Diamond:               (ii) If to Distributor:
       Diamond A al Health, Inc.        AGRI Laboratories, ltd.
       2538 S.E. 43rd Street            20927 State Route K
       Des Moines, Iowa 50317           St. Joseph, MO 64505
       ATTN: President                  ATTN: President
       Fax: (515) 263-8661              Fax: (816) 233-9546

       Copy to:                         Copy to:
       Heska Corporation                Edward S. Sloan
       Legal Department                 Niewald, Waldeck & Brown
       1825 Sharp Point Drive           120 W. 12th Street
       Fort Collins, CO 80525           Kansas City, MO 64105
                                        Fax: (816) 474-0872

The parties may, at any time, change their addresses or other information in this section by written notice under this section.

12.02 Independent Contractors. The parties are and shall always remain independent contractors as to the other in their performances of this Agreement. The provisions of this Agreement shall not be construed as authorizing or reserving to either party any right to exercise any control or direction over the operations, activities, employees, or agents of the other in connection with this Agreement except to the extent required by law, it being understood and agreed that the control and direction of such operations, activities, employees, or agents shall otherwise remain with each party. Neither party to this Agreement shall have any authority to employ any person as an employee or agent for or on behalf of the other party to this Agreement, nor shall any person performing any duties or engaging in any work at the request of such party, be deemed to be an employee or agent of the other party to this Agreement.

12.03 Governing Law. The validity, interpretation and performance of this Agreement shall be governed and construed in accordance with the internal laws of the State of Iowa.

12.04 Severability. Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision hereof shall be prohibited by or be invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

12.05 Modification. No modification or waiver of any provision of this Agreement shall be effective unless the modification is made in writing and signed by the party sought to be charged, and the same shall then be effective only for a period and on the conditions and for the specific instances and purposes specified in such writing. No course of dealing between Diamond and the Distributor or delay or failure to exercise any rights hereunder shall operate as a waiver of such rights or preclude the exercise of any other rights hereunder.

12.06 Survival. Termination or expiration of this Agreement shall not relieve either party from any obligation under this Agreement which may have accrued prior thereto or which survives by its terms.

12.07 Captions. The captions set forth in this Agreement are for convenience only and shall not be used in any way to construe or interpret this Agreement.

12.08 Assignment. Neither party to this Agreement may assign this Agreement or its rights or obligations hereunder without the prior written consent of the other party; except that either party may assign its right and delegate its obligations hereunder without prior consent of the other party to any successor entity by way of merger, consolidation, or reorganization or to the purchaser of all or substantially all of its assets. Any permitted assignee shall assume all obligations of its assignor under this Agreement. No assignment shall relieve either party of responsibility for the performance of any accrued obligation which it has hereunder. Any consent required shall not be unreasonably withheld.

12.09 Entire Agreement. This Agreement (including the Exhibits hereto) constitutes the entire understanding of the parties with respect to the subject matter hereof and supersede all prior negotiations or communications, however given, regarding the subject matter hereof. There are no other understandings, representations or warranties of any kind, express or implied.

12.10 Arbitration. Should the parties hereto be unable to amicably resolve between themselves any disagreements relating to or arising from any one or more of the provisions of this Agreement, which does not involve injunctive or equitable relief, both parties shall submit such disagreement to arbitration under the Commercial Rules of the American Arbitration Association in Kansas City, Missouri, with any hearing to be held in St. Joseph, Missouri. Neither party shall have the right to further appeal or redress an arbitration award in any other court or tribunal except solely for the purpose of obtaining execution of the judgment rendered by the American Arbitration Association.

SECTION 13. DEFINITIONS

13.01 "Affiliate" shall mean with respect to any person or entity (i) any other person or entity that controls, is controlled by or is under common control with such first person or entity, with "control" meaning direct or indirect beneficial ownership of more than fifty percent (50%) of the equity interest of an entity or more than a fifty percent (50%) interest in the decision making authority of an entity, and (ii) an entity in which the maximum equity interest permitted by law to be held by another entity is held by such other entity.

13.02     "BTI" shall mean Ballistic Technologies, Inc.

13.03 "Biostar" shall mean Biostar, Inc., a corporation organized under the laws of Canada.

13.04 "Boehringer Ingelheim" shall mean Boehringer Ingelheim Animal Health, Inc., a Delaware corporation.

13.05 "Confidential Information" shall, mean all information disclosed in writing, or by oral communication if reduced to writing and confirmed as confidential within (30) days of disclosure, by either party to the other relating to raw materials, product specifications, formulations and compositions, scientific know-how, chemical compound and composition data, manufacturing processes, analytical methodology, product applications, including safety and efficacy data, current and future product and marketing plans and projections, and other information of a technical or economic nature related to the Products and/or Diamond's manufacture of the Products.

13.06 "Contract Year" shall mean (i) for Contract Year one (1) the period commencing on the Effective Date and ending on the date Diamond has obtained licenses in the United States for all of the viral antigens listed on Exhibit A, and (ii) for each Contract Year thereafter, each succeeding twelve-month period thereafter.

13.07 "License" shall mean a veterinary biologic license issued to Diamond by the United States Department of Agriculture or other regulatory agency with jurisdiction in the Territory for a Product to be manufactured by Diamond pursuant to this Agreement.

13.08 "Minimum Qualified Revenue" shall mean the minimum amounts of Qualified Revenue per Contract Year, as specified in Section 1.04 (ii) above.

13.09 "Product" shall mean the antigens set forth on Exhibit A attached hereto, together with any additional antigens added to this Agreement pursuant to Section 2 hereof, individually or in any combination permitted by this Agreement, in bulk or packaged as set forth in Exhibit A.

13. 10    "Qualified Revenue" shall mean, for any Contract Year, an amount equal to (i) the Purchase Price of Products ordered for shipment in such Contract Year by Distributor, plus (ii) any amounts paid by Distributor to Diamond in such Contract Year for Registration Costs and Support Costs, plus (iii) any other amounts paid or advanced by Distributor to Diamond in such Contact Year for research and development or other services not contemplated by this Agreement, as adjusted for (iv) all other adjustments to Minimum Qualified Revenue expressly as provided in this Agreement.

13.11 "Registration Costs" shall mean all costs and expenses associated with obtaining Licenses, including without limitation clinical trial costs, assay development and validation, development of seed stocks, production processes scale-up, formulation development, production of pre-licensing serials, conduct of field safety trials, application fees and other costs and expenses reasonably incidents thereto. As between the parties, Registration Costs shall include labor and service charges at Diamond's standard hourly rates, as amended from time to time, direct cost of materials, and out-of-pocket and third-party expenditures.

13.12 "Specifications" shall mean, as the context may require, either one or both of the following, which have been mutually agreed upon by the parties: (i) vendor-certified appropriate quantitative and qualitative particulars for all raw materials including active and non-active excipients that are used to prepare all components represented in and by final Products, and (ii) a filed and approved USDA Outline of Production describing in detail the manufacturing process applicable for each Product and the testing and release criteria applicable to each Product.

13.13 "Support Costs" shall mean all costs and expenses of Diamond associated with providing technical support to Distributor under this Agreement, including without limitation labor and service charges at Diamond's standard hourly rates, as amended from time to time, direct cost of materials, and out-of-pocket and third-party expenditures.

13.14     " Territory" shall mean the territory specified in Section 1.03.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives as of the date first written above.


DIAMOND ANIMAL HEALTH, INC.             AGRI LABORATORIES, LTD.


By:  /s/ LOUIS VAN DAELE                By:  /s/ STEVE SCHRAM
   ---------------------                   ---------------------
Title:    President                     Title:    President


EXHIBITS
A  -   Products and Prices
B  -   Boehringer Ingelheim Rights Rights
C  -   BioStar Antigens
D  -   Ballistic Technologies Inc.



                            Exhibit A (Modified Live)
                              Products and Pricing




Trade Name            Antigens                           1Ods   50ds    5ds

Titanium BRSV         (BRSV)                             [***]  [***]  [***]
Titanium BRSV Vac3    (BRSV-PI3-IBR)                     [***]  [***]  [***]
Titanium 5            (BRSV-PI3-IBR-BVD1,BVD2)           [***]  [***]  [***]
Titanium 5-L5         (BRSV-PI3-IBR-BVD1,BVD2-Lepto 5)   [***]  [***]  [***]
Titanium 3 + BRSV LP  (BRSV-IBR-BVD1,BVD2-Lepto Pomona)  [***]  [***]  [***]
Titanium IBR          (IBR)                              [***]  [***]  [***]
Titanium IBR LP       (IBR-Lepto Pomona)                 [***]  [***]  [***]
Titanium 3            (IBR-BVD1,BVD2)                    [***]  [***]  [***]
Titanium 4            (IBR-PI3-BVD1,BVD2)                [***]  [***]  [***]
Titanium 4 L5         (IBR-PI3-BVD1,BVD2-Lepto 5)        [***]  [***]  [***]



Diamond Animal Health, Inc              Agri Laboratories, LTD
By:  /s/ CONNIE PHILLIPS                By:  /s/ STEVE SCHRAM
   ---------------------                   ------------------
Title:  V. P. Ops                       Title:  President
Date:   11-6-00                          Date:  11-3-00


Standard Batch Size   Large Freeze Dryer         Small Freeze Dryer
5 dose               [ *** ] units   [ *** ]ds  [ *** ] units     [ *** ] ds
10 dose              [ *** ] units   [ *** ]ds  [ *** ] units     [ *** ] ds
50 dose              [ *** ] units   [ *** ]ds  [ *** ] units     [ *** ] ds


NOTE: THESE PRICES ARE IN EFFECT FOR DELIVERIES MADE BETWEEN 1/1/2001 AND 12/31/2001
INCLUDING PURCHASE ORDERS PLACED AFTER 8/1/2000

Those products that are no longer carried are not included in this price restructure. Should any of these be ordered after this agreement, new pricing will be established.

Handscribed:
Note: 5ds pricing subject to reduction if forecasting/batches (larger) are obtainable. SDS 11/3/00

*** Confidential Treatment Requested


                                   Exhibit A

                             DAH World Wide Products
                  Single Bovine Antigens or Bovine Combinations

Modified Live Virus Antigens (Signature Line)

Infectious Bovine Rhinotracheitis (IBR)
Bovine Virus Diarrhea Virus-Type I (BVD)
Bovine Virus Diarrhea Virus-Type 11 (BVD)
Parainfluenza (P13)
Bovine Respiratory Syncytial Virus (BRSV)

Inactivated Virus Antigens (Signature Line)

Infectious Bovine Rhinotracheitis (IBR)
Bovine Virus Diarrhea - Type I (BVD)
Bovine Virus Diarrhea - Type II (BVD)
Lepto 5-way
Lepto Pomona
[      ***      ]        BioStar product (US Only)
[      ***      ]        BioStar product (US Only)
Camplylobacter (Vibrio)  Bayer product

[      ***      ]

[      ***      ]
[      ***      ]
[      ***      ]
[      ***      ]
[      ***      ]
[      ***      ]
[      ***      ]


*** Confidential Treatment Requested


                                    Exhibit B

                    Boehringer Ingelheim Animal Health, Inc.

                       [  ***  ] Antigens or [   ***   ] Vaccine

                   Infectious Bovine [     ***     ]

                      Bovine [     ***     ]

                                 > [     ***    ]

                              > [     ***     ]

                    Bovine [     ***     ]
                                 [     ***     ]

                                 [     ***      ]
                               (Master Cell Stock)





                                    Exhibit C

                                BIOSTAR ANTIGENS

      Generic Names                      Antigens
--------------------------        -----------------------
1. [        ***        ]          [        ***        ]
   [        ***        ]          [        ***        ]

2. [        ***        ]          [        ***        ]
   [        ***        ]

3. [        ***        ]          [        ***        ]
   [        ***        ]          [        ***        ]
   [        ***        ]          [        ***        ]


*** Confidential Treatment Requested

                              Exhibit C, continued

                                  BioStar, Inc.

              Exclusive BioStar Product Combinations (Canada Only)

[        ***        ]

[        ***        ]

[        ***        ]

Any other Signature Line antigen in combination with the BioStar antigen.

Note:     Non-exclusive on any other Signature Line product in Canada that does not contain the BioStar antigen.


*** Confidential Treatment Requested





                                    Exhibit D

                              Ballistic Technologies, Inc.

Diamond antigens to be incorporated into the [    ***    ] or Solid Dose
Technologies:

     [        ***        ]

     [        ***        ]

     [        ***        ]

     [        ***        ]

     [        ***        ]

     Note:     [     ***     ]  component contains both Type I and Type II


*** Confidential Treatment Requested


                                 AMENDMENT NO. 1
                                       TO
                      BOVINE VACCINE DISTRIBUTION AGREEMENT

     This Amendment No. 1 ("Amendment") is entered into as of the 13th day of July, 1998, by and between DIAMOND ANIMAL HEALTH, INC., an Iowa corporation with offices at 2538 Southeast 43rd Street, Des Moines, Iowa 50317 ("Diamond") and AGRI LABORATORIES, LTD., a Delaware corporation, with offices at 20927 State Route K, St. Joseph, Missouri 64505 ("Distributor") as an amendment to that certain Bovine Vaccine Distribution Agreement between Diamond and Distributor dated as of February 13, 1998, (the "Distribution Agreement").

     WHEREAS, Diamond and Distributor are parties to the Distribution Agreement providing for the distribution of certain bovine antigens; and

     WHEREAS, Section 2.01 of the Distribution Agreement contemplates that additional products may be added to the Products subject to the Distribution Agreement; and

     WHEREAS, Distributor and [ *** ] are parties to a separate agreement providing for an exclusive worldwide license of [ *** ] rights in the Additional Product to Distributor and providing for compensation to [ *** ] from Distributor on account of Distributor's sales of such Additional Product; and

     WHEREAS, Diamond and Distributor desire to add the Additional Product as a Product under the Distribution Agreement in the event that the Additional Product is successfully developed and licensed.

     NOW, THEREFORE, the parties agree as follows:

     1 .  Definitions.

          a. In General. Capitalized terms used herein shall have the meanings ascribed to them in the Distribution Agreement, unless otherwise defined herein.

          b. "Additional Product" shall mean the Product described on Exhibit A, attached hereto.

          c. "[ *** ] Antigens" shall mean the [ *** ] and [ *** ] antigens owned by [ *** ] and more particularly described in Exhibit A hereto.

          d. "[ *** ] Technology" means all patents, patent applications, copyrights, trademarks, know-how, trade secrets and other intellectual property rights relating to the [ *** ] Antigens and the Additional Product other than the Diamond Antigens and Diamond Technology.

*** Confidential Treatment Requested

          e.   "Diamond Antigens" shall mean the [  ***  ] and [   ***
[   ***   ] antigens owned by Diamond and more particularly described in
Exhibit A hereto.

          f. "Diamond Technology " shall mean all patents, patent applications, copyrights, trademarks, know-how, trade secrets and other intellectual property rights of Diamond relating to the Diamond Antigens and the Additional Product.

     2. Additional Product Subject to Distribution Agreement. If a License is issued to Diamond for the Additional Product by the United States Department of Agriculture, and effective upon the date of such issuance (the "License Date"), the Additional Product shall be added as a "Product" under the Distribution Agreement. All provisions of the Distribution Agreement relating to Products shall apply to the Additional Product, except as expressly provided in this Amendment.

     3.   [  ***  ] Rights.  The provisions of Sections 1.01 (Manufacture and
Sale), 1.02 (Exclusivity), 1.03 (Territory), 1.05 (Responsibility of Distributor; Diamond Technical Support), and 1.06 (Registration and
Licensing) shall NOT apply with respect to the Additional Product, except to the extent of the Diamond Antigens included therein. Distributor represents and warrants to Diamond that Distributor has all necessary rights in and to the [ *** ] Antigens and [ *** ] Technology for the development, manufacture and sale of the Additional Product pursuant to the Distribution Agreement and this Amendment ("[ *** ] Rights"). Distributor hereby grants to Diamond exclusive manufacturing rights to Additional Product and to have sold the Additional Product exclusively to Distributor pursuant to the Distribution Agreement and this Amendment. Diamond shall exercise such rights only for the purpose of performing its obligations to Distributor under the Distribution Agreement and this Amendment.

     4. Purchase Price; Batch Sizes. The Purchase Price for the Additional Product shall be $[ *** ] per dose for and during the first three
(3) Contract Years, as defined in Paragraph 5 below, subject to a price adjustment beginning with the fourth Contract Year and thereafter pursuant to the terms of Sections 3.02 and 3.03 of the Distribution Agreement.

     5. Term. With respect to the Additional Product (but not other Products, with respect to which Section 6.01 of the Distribution Agreement shall control: (i) the initial Term of this Amendment shall be for a period commencing on the License Date and ending on the fifth (5th) anniversary of the end of the Contract Year during which the License Date occurs and (ii) this Amendment shall automatically renew thereafter for additional renewal terms of one year each, unless either party gives at least twelve (12) months prior written notice to the other that it does not wish to renew this Amendment.

     6. Registration and Licensing. Diamond will use reasonable efforts to assist Distributor in the registration of Additional Product (bulk or packed form) outside the United States at Distributor's expense. Distributor shall pay all registration costs associated with obtaining and maintaining any License required outside the United States and said costs shall be included in Qualified Revenue requirements as set forth in Section 1.04(ii) of the Distribution Agreement.


*** Confidential Treatment Requested

     7. Effect of Amendment. This Amendment is hereby incorporated by reference into the Distribution Agreement as if fully set forth therein, and the Distribution Agreement as amended by this Amendment shall continue in full force and effect following execution and delivery hereof. In the event of any conflict between the terms and conditions of the Distribution Agreement and this Amendment, the terms and conditions of this Amendment shall control.

     8.   Indemnification.  In addition to the indemnification contained in
Section 11 of the Distribution Agreement, Distributor agrees to defend, indemnify and hold Diamond, its directors, officers, employees, agents and affiliates harmless with respect to any third-party claim or suit arising out of any claim that [ *** ] Antigens or [ *** ] Technology infringes the patent, copyright or other intellectual property right of any third-party.

     IN WITNESS WHEREOF, the parties have caused this Amendment No. 1 to be executed by their duly authorized representatives as of the date first written above.


                                       DIAMOND ANIMAL HEALTH, INC.

                                       By:  /s/ LOUIS VAN DAELE
                                       Its: President



                                       AGRI LABORATORIEES, LTD.
                                       By:  /s/ STEVE SCHRAM
                                       Its: President

*** Confidential Treatment Requested

          EXHIBIT A TO AMENDMENT NO. I TO BOVINE DISTRIBUTION AGREEMENT


                   Additional Product, Pricing and Batch Sizes


    Additional Product         Purchase Price    Standard Batch Size
    --------------------       ----------------  --------------------

    [        ***       ]        $[ *** ]        [ *** ] units (est.)
    [        ***       ]
    [        ***       ]
    [        ***       ]
    [        ***       ]
    [        ***       ]





     IN WITNESS WHEREOF, the parties have caused this revised Exhibit A to be executed by their duly authorized representatives as of July 13, 1998.


                         DIAMOND ANIMAL HEALTH, INC.

                         By:     /s/ LOUIS VAN DAELE
                         Its: President



                         AGRI LABORATORIES, LTD.

                         By:     /s/ STEVE SCHRAM
                         Its: President



*** Confidential Treatment Requested



                                 AMENDMENT NO. 2
                                       TO
                      BOVINE VACCINE DISTRIBUTION AGREEMENT

     This Amendment No. 2 ("Amendment") is entered into as of the 13th day of December, 1999, ("Effective Date") by and between DIAMOND ANIMAL HEALTH, INC., an Iowa corporation with offices at 2538 Southeast 43rd Street, Des Moines, Iowa 50317 ("Diamond") and AGRI LABORATOREES, LTD., a Delaware corporation, with offices at 20927 State Route K, St. Joseph, Missouri 64505 ("Distributor") as an amendment to that certain Bovine Vaccine Distribution Agreement between Diamond and Distributor dated as of February 13, 1998 (the "Distribution Agreement").

     WHEREAS, Diamond and Distributor are parties to the Distribution Agreement providing for the distribution of certain bovine antigens; and

     WHEREAS, Diamond, Distributor and Bayer have entered into a "Bovine Testing Agreement" for the Product Titanium 5 + Once PMH.

     WHEREAS, Section 2.01 of the Distribution Agreement contemplates that additional products may be added to the Products subject to the Distribution Agreement; and

     WHEREAS, Diamond and Distributor desire to provide for the development and licensure of certain Additional Cattle Products (defined below) and if licensed, to add them as Products under the Distribution Agreement.

     NOW, THEREFORE, the parties agrees as follows:

     1.   Definitions.

          (1) In General. Capitalized terms used herein shall have the meanings ascribed to them in the Distribution Agreement, unless otherwise defined herein,

          (2) "Additional Cattle Products" shall mean the products described in Exhibit A, attached hereto.

     2. Development and Registration of Additional Cattle Products. In consideration of Distributor's payment of the fees provided in the Bovine Vaccine Testing Agreement, Diamond agrees to and hereby grants to Distributor exclusive world wide marketing rights to the product identified on Exhibit A attached hereto and incorporated herein for a period of five
(5) years from the License Date by United States Department of Agriculture ("USDA"). Diamond shall use reasonable efforts to assist Distributor in the registration of such Additional Cattle Products (bulk or packed form) outside the United States at Distributor's expense. Distributor shall pay all Registration Costs associated with obtaining and maintaining any Licenses required in the Territory outside the United States and said Registration Costs shall be included in the Qualified Revenue requirements as set forth in Section 1.04(ii) of the Distribution Agreement. This
Section 2 of this Amendment shall supersede any and all inconsistent provisions of Section 1.06, and the first sentence of Section 2.02, of the Distribution Agreement.

     3. Development and Registration Fees. Amounts paid by Distributor under the Bovine Testing Agreement to Diamond shall constitute Qualified Revenue under the Distribution Agreement, be credited to Distributor's Minimum Qualified Revenue obligations under the Distribution Agreement, beginning with the Second Contract Year's Minimum Qualified Revenue, under the Distribution Agreement.

     4. Additional Product Subject to Distribution Agreement. If a License is issued to Diamond, Bayer, Distributor or any combination of the three (3) named parties for the Additional Cattle Product as identified in Exhibit A by the United States Department of Agriculture, and effective upon the date of such issuance (the "License Date"), such Additional Cattle Products shall be added as a "Product" under the Distribution Agreement. All provisions of the Distribution Agreement relating to Products shall apply to the Additional Product, except as expressly provided in this Amendment.

     5. Ownership. Section 2.02 of the Distribution Agreement shall not apply to the Additional Cattle Products. Diamond shall retain ownership of
(i) the Additional Cattle Products developed pursuant to this Amendment and
(ii) any antigens it supplies for such Additional Cattle Products, and the addition of the Additional Cattle Products as Products under the Distribution Agreement shall not be deemed to transfer any right, title, interest or license in or to such Additional Cattle Products and/or antigens to Distributor, except for the distribution rights expressly granted in the Distribution Agreement and this Amendment.

     6. Purchase Price: Batch Sizes. The initial Purchase Prices and batch sizes for the Additional Cattle Products are set forth in Exhibit A attached hereto.

     7.   Term.

          In General. With respect to all Additional Cattle Products (but not other Products, with respect to which Section 6.01 of the Distribution Agreement shall control): (i) the initial term of this Amendment shall be for a period commencing on the License Date and ending on the fifth (5th) anniversary of the end of the Contract Year during which the License Date occurs and (ii) this Amendment shall automatically renew thereafter for additional renewal terms of one year each, unless either party gives at least twelve (12) months prior written notice to the other that it does not wish to renew this Amendment with respect to such Additional Cattle Product.

     8. Effect of Amendment. This Amendment is hereby incorporated by reference into the Distribution Agreement as if fully set forth therein, and the Distribution Agreement as amended by this Amendment shall continue in full force and effect following execution and delivery hereof. In the event of any conflict between the terms and conditions of the Distribution Agreement and this Amendment, the terms and conditions of this Amendment shall control.

     IN WITNESS WHEREOF, the parties have caused this Amendment No. 2 to be executed by their duly authorized representatives as of the date first written above.

                                   DIAMOND ANIMAL HEALTH, INC.


                                   By:  /s/ LOUIS VAN DAELE
                                      ----------------------
                                   Its: President


                                   AGRI LABORATORIES, INC,



                                   By:  /s/ STEVE SCHRAM
                                      -----------------------
                                   Its: President



                                    EXHIBIT A
                                 AMENDMENT NO. 2
                      BOVINE VACCINE DISTRIBUTION AGREEMENT

              ADDITIONAL CATTLE PRODUCTS, PRICING, AND BATCH SIZES

Additional Products:

Titanium 5 + Once PMH (MLV IBR, BRSV, P13, BVD I and II + Live avirulent P.haemolytica/multocida).

Standard Batch Size:
5 dose    [ *** ] units
10 dose   [ *** ] units
50 dose   [ *** ] units

Purchase Price:             5 dose         10 dose        50 dose
-------------------------   --------       ---------      --------
Bayer (unlabeled)           [ *** ]        [ *** ]        [ *** ]
AgriLabs (final packaged)   [ *** ]        [ *** ]        [ *** ]

1)   All prices include viricidal testing performed at Diamond.
2) Bactericidal testing is performed by Bayer and is incorporated into the Once PMH cost to Agrilabs.
3) Bayer will bill Agrilabs directly for the Once PMH component and Agilabs will provide the Once PMH component to Diamond for labeling and final packaging at no cost to Diamond.

Diamond Animal Health               Agri Laboratories, Inc.
By:  /s/ LOUIS VAN DAELE            By:  /s/ STEVE SCHRAM
   ----------------------              -----------------------
Its:  President                     Its:  President
Date:  6-29-00                      Date:  6-30-00

Note: Prices will be effective with the first shipment of product after licensing and will be in effect for 12 months following the first shipment.


*** Confidential Treatment Requested


                               AMENDMENT NO. 3 TO
                      BOVINE VACCINE DISTRIBUTION AGREEMENT


     This Amendment No. 3 modifies the Bovine Vaccine Distribution Agreement dated
     February 13, 1998, between Diamond Animal Health, Inc. and Agri Laboratories, Ltd. ("Original Agreement").

1. Purchase of Requirements: Minimum Purchases: Section 1.04 (ii) of the Original Agreement is hereby modified to delete and replace a certain year and monetary amount under "Contract Year as defined in 13.06" and "Minimum Qualified Revenues" as follows:

     Delete in total:
     ----------------
     5th and thereafter              $[ *** ]

     Replace with:
     ----------------
     5th                             $[ *** ]
     6th and thereafter              $[ *** ]

2. No Other Changes. Except as expressly modified by this Amendment, Amendment No. 1 dated July 13, 1998 and Amendment No. 2 dated December 13, 1999, all provisions of the Original Agreement shall remain in full force and effect.


     IN WITNESS WHEREOF, this Amendment has been executed by the duly authorized representatives of the parties.

SIGNED:


Diamond Animal Health, Inc.           Agri Laboratories

By:  /s/ CAROL TALKINGTON VERSER      By:  /s/ STEVE SCHRAM
   ------------------------------        ---------------------------------
Name:  Carol Talkington Verser, Ph.D. Name:   Steve Schram
Title: Executive Vice President       Title:  CEO
Date:  7-12-01                        Date:   7-05-01

*** Confidential Treatment Requested